SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 25, 2013

Date of Report (Date of earliest event reported)

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UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07            Submission of Matters to a Vote of Security Holders

Clinton, NJ – Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, held its Annual Meeting of Shareholders on April 25, 2013.  A total of 6,420,199 of the Company's shares were present or represented by proxy at the meeting.  The Company's shareholders took the following action:

Proposal #1: Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the Company's Annual Meeting in 2016.  Results of the election are as follows:

	Number of Votes
Name	For	Withheld	Broker Non-vote
Mary E. Gross	3,655,920	76,691	2,687,588
James A. Hughes	3,224,275	508,336	2,687,588
Allen Tucker	3,604,527	128,084	2,687,588

Proposal #2: Advisory Vote on Executive Pay-for-Performance Compensation

Under the American Recovery and Reinvestment Act, companies that participate in any assistance programs administered by the United States Department of the Treasury, including the Capital Purchase Program ("CPP"), are required to provide shareholders the opportunity to vote on a non-binding advisory proposal to approve the compensation of executives. The Company closed an investment with the U.S. Treasury under the CPP on December 5, 2008.  Accordingly, the Company’s shareholders are entitled to cast a non-binding advisory vote on the compensation of the Company’s executive officers.  Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
3,573,232	121,841	37,538	2,687,588

Proposal #3: The Ratification of the Selection of McGladrey LLP, as the Company's Independent External Auditors for the Year Ending December 31, 2013

The Audit Committee has appointed the firm of McGladrey LLP, to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2013.  This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance.  Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
6,317,106	95,843	7,250	-

Proposal #4: The Approval of the Unity Bancorp, Inc. 2013 Stock Bonus Plan

The 2013 Stock Bonus Plan authorizes the granting of up to 250,000 shares of the Company’s Common Stock to directors, officers and employees of the Company, the Bank, and of any subsidiaries that he Company may acquire or form.  Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
3,475,979	222,398	34,234	2,687,588

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date: April 26, 2013

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer